Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

21-13

Investors - Kip Rupp, CFA, IRC	Media – Liz James
Quanta Services, Inc.	Sard Verbinnen & Co
(713) 341-7260	(281) 881-5170

QUANTA SERVICES TO ACQUIRE BLATTNER HOLDING COMPANY

INDUSTRY LEADING UTILITY-SCALE RENEWABLE ENERGY INFRASTRUCTURE SOLUTIONS PROVIDER

Increases Exposure to Large and Growing Renewable Energy Markets (Wind, Solar and Energy Storage)

Positions Quanta as an Industry Leader to Collaborate with Customers to Shape the U.S. Energy Transition

Expected to be Accretive to Quanta’s Growth, Margins, Cash Flow Conversion and EPS Without Synergy Assumptions

Estimated Adjusted EBITDA and Adjusted EPS Contributions of Approximately $250MM - $290MM and $0.80 - $1.00 in 2022

Enhances Quanta’s Already Favorable ESG Profile

HOUSTON – Sept. 2, 2021 – Quanta Services, Inc. (NYSE: PWR) announced today that it has entered into a definitive agreement to acquire Blattner Holding Company (Blattner), one of the largest and leading utility-scale renewable energy infrastructure solutions provider in North America. Founded in 1907 and headquartered in Avon, Minnesota, Blattner provides front-end engineering, procurement, project management and construction services to leading renewable energy developers for wind, solar and energy storage projects. Through its geographically and technologically diverse capabilities, Blattner has completed or been awarded more than 300 wind projects (+49 GW installed generating capacity), more than 90 solar projects (+12 GW installed generating capacity) and 17 energy storage projects. Over the last several years, Blattner has achieved double-digit organic revenue and profit growth by leveraging its operational expertise and collaborative customer relationships. Blattner generated full-year 2020 revenues and adjusted EBITDA (a non-GAAP measure) of approximately $2.4 billion and $291 million, respectively. As described in further detail below, the consideration to be paid at closing for the transaction is approximately $2.7 billion.

Duke Austin, Quanta’s President and Chief Executive Officer, commented, “We are excited to announce our intention to acquire Blattner and we look forward to welcoming their employees to the Quanta family of companies. Both Blattner and Quanta are rooted in entrepreneurial, family-operated businesses that are focused on safety and care deeply about their employees. We believe what Quanta is to the electric power solutions industry, Blattner is to the utility-scale renewable energy solutions industry. Together, we will be focused on what we believe are the most attractive areas of the electric infrastructure complex. Blattner will bring an exceptional management team that we believe will enhance our ability to collaborate with our customers to shape North America’s energy transition to a carbon-neutral economy. Blattner has a strong and visible project backlog, and we believe their financial contribution will be accretive to Quanta’s growth, margins, cash flow conversion and earnings per share.”

Scott Blattner, President of Blattner Holding Company said, “Our industry is on the cusp of significant evolution and this is an opportunity to add the additional scale and resources needed for our organization to continue leading and delivering certainty to our renewable energy customers. Blattner was looking for a strategic partner with the resources and capabilities that will provide us the opportunity to strengthen our market position, take advantage of next-generation opportunities emerging in the renewable energy market and continue to contribute to the long-term success of our employees and customers. To that end, we believe Quanta is the ideal partner for Blattner.”

Blattner’s existing management team will remain in place, with Scott Blattner continuing in his leadership role as President. With a skilled, dedicated and high-quality workforce, Blattner will serve as a platform operating unit of Quanta.

Lazard is serving as financial advisor and Latham & Watkins, LLP is serving as legal advisor to Quanta for this transaction. J.P. Morgan Securities LLC is acting as exclusive financial advisor to Blattner.

Acquisition of Blattner is Consistent with Quanta’s Key Strategies for Sustainable Success, Compelling Financial Contributions and Strong Cultural Fit

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Leading, Pure-Play Renewable Energy Infrastructure Solutions Platform – Blattner is a leading renewable energy infrastructure solutions provider with an experienced and deep management team that represents a rare scale opportunity in an otherwise fragmented market. Blattner will significantly increase Quanta’s exposure to the large and growing utility-scale renewable energy wind, solar and energy storage markets.

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Accelerating Near- and Long-Term Growth Drivers – Renewable energy development is expected to accelerate over the foreseeable future, driven by public and private industry energy transition and carbon-neutrality initiatives; electricity load growth to support increased electrification; including new generation capacity; supportive public policy; declining levelized costs of renewable energy; and consumer and investor preferences.

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Increasing Quanta’s Capabilities to Provide Infrastructure Solutions – Quanta is the industry leader in providing comprehensive infrastructure solutions to North American utilities that support their efforts for system modernization, grid hardening, maintenance, and replacement. Current and potential customers have encouraged Quanta to expand its services offerings that provide renewable generation engineering and construction services. To that end, Blattner will provide Quanta with industry-leading capabilities to meet these customer needs – pairing Blattner’s renewable energy solutions with Quanta’s electric transmission and substation solutions, for a turnkey approach.

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Expect Meaningful Accretion and Financial Contributions Without Synergy Assumptions – Quanta expects Blattner to contribute meaningfully to its financial profile in the near and longer term, including revenue, margins, adjusted EBITDA, free cash flow conversion and earnings per share. For the full year of 2022, Quanta estimates revenues for Blattner to be between $2.5 billion and $2.7 billion, adjusted EBITDA for Blattner to be between $250 million and $290 million and Blattner’s contribution (not accretion) to adjusted diluted earnings per share (a non-GAAP measure) to be between $0.80 and $1.00. Management notes that these financial expectations are preliminary and, accordingly, has taken a prudent approach to its forecast.

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Enhances Revenue and Customer Diversity – Like Quanta, Blattner brings deep, longstanding, and collaborative customer relationships, which are additive to Quanta’s blue chip customer base. Blattner’s strong relationships with the renewable industry’s leading developers are expected to continue to drive ongoing and repeat business and diversify Quanta’s customer base, while creating new growth opportunities with existing customers.

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Strong Cultural Fit – Similar to many of Quanta’s other operating companies that have been managed by multiple generations of family members, Blattner has been owned and operated by the Blattner family since 1907. Also, like Quanta, Blattner has shown a commitment to its employees through comprehensive training and safety programs and by providing a work environment that fosters prosperity and growth.

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Enhances Quanta’s Already Favorable ESG Profile – As discussed in Quanta’s 2020 Corporate Responsibility Report, Quanta has a favorable ESG profile due to its commitment to People, Planet and Principles. We believe the integral role Blattner plays in facilitating renewable energy generation, as well as its commitment to corporate social responsibility, will complement and enhance Quanta’s ESG efforts.

Transaction Consideration and Financing

The transaction consideration of $2.7 billion anticipated to be paid at closing will consist of approximately $2.36 billion in cash, subject to a working capital adjustment, as well as shares of Quanta common stock valued at approximately $340 million. Additionally, pursuant to the terms of the definitive agreement, Blattner owners will be eligible for an earnout payment that could provide additional consideration of up to $300 million, to the extent certain financial performance targets are achieved. Quanta has obtained commitments from Bank of America, N.A. and Wells Fargo, National Association for bridge financing, should it be needed, to complete the transaction. However, the company expects to pursue certain other debt financing alternatives to finance the cash portion of the transaction consideration.

Transaction Approvals and Closing Conditions

The transaction has been unanimously approved by the Board of Directors of both Quanta and Blattner and is expected to close in the fourth quarter of 2021, subject to receiving required regulatory approvals and the satisfaction of other customary closing conditions.

Conference Call Information

In conjunction with this announcement, Quanta has scheduled a conference call for this morning, September 2, 2021, at 9:00 a.m. Eastern Time, which will also be broadcast live over the Internet. Quanta will utilize a slide presentation to accompany its prepared remarks, which will be viewable through the webcast and will also be available in the “News and Events” area of the Investor Relations section of Quanta’s website prior to the start of the call. To participate in the call, dial 1-201-689-8345 or 1-877-407-8291 at least 10 minutes before the conference call begins and ask for the Quanta Services Blattner Acquisition Conference Call or visit the Investor Relations section of the Quanta Services website at http://investors.quantaservices.com to access the Internet broadcast. Please allow at least 15 minutes to register and download and install any necessary audio software. For those who cannot participate live, shortly following the call a digital recording will be available on the company’s website and a telephonic replay will be available through September 9, 2021 by dialing 1-877-660-6853 and referencing the conference ID 13722800. For more information, please contact Kip Rupp, Vice President - Investor Relations at Quanta Services, at 713-341-7260 or investors@quantaservices.com.

About Quanta Services

Quanta Services is a leading specialized contracting services company, delivering comprehensive infrastructure solutions for the utility, communications, pipeline and energy industries. Quanta’s comprehensive services include designing, installing, repairing and maintaining energy and communications infrastructure. With operations throughout the United States, Canada, Australia and select other international markets, Quanta has the manpower, resources and expertise to safely complete projects that are local, regional, national or international in scope. For more information, visit www.quantaservices.com.

About Blattner Holding Company

Blattner, the parent company of Blattner Energy, Inc. and D.H. Blattner & Sons, Inc., is an industry leading renewable energy infrastructure solutions provider to the renewable energy industry with project experience throughout North America, that delivers expertise and collaborative renewable energy solutions for developers and utilities throughout North America. These companies provide complete engineering, procurement, project management and construction services for wind, solar and energy storage solutions. Powering forward, Blattner builds certainty through relationships, proven project management and self-performance of major work activities, which promotes safety, quality, efficiency and customer satisfaction. For more information, visit: www.blattnercompany.com.

Non-GAAP Financial Measures

Please see the below table for a reconciliation of Blattner’s EBITDA/adjusted EBITDA (non-GAAP measures) to net income (in thousands and unaudited):

Year Ended December 31, 2020
Net income	$279,200
Interest expense	1,205
Interest income	(5003)
Depreciation expense	15,821

EBITDA/Adjusted EBITDA	$291,223

The financial measures not prepared in conformity with generally accepted accounting principles in the United States (GAAP) that are utilized in this press release are provided to enable investors, analysts and management to evaluate performance excluding the effects of certain items that management believes impact the comparability of operating results between reporting periods. In addition, management believes these measures are useful in comparing operating results with those of its competitors. These measures should be used in addition to, and not in lieu of, results prepared in conformity with GAAP.

Quanta is unable to provide a reconciliation of Blattner’s estimated adjusted EBITDA or estimated adjusted diluted earnings per share attributable to common stock to estimated net income attributable to common stock and estimated diluted earnings per share attributable to common stock, the most comparable financial measures calculated in accordance with generally accepted accounting principles in the United States (GAAP). Quanta has not provided a reconciliation of Blattner’s estimated adjusted EBITDA or estimated adjusted diluted earnings per share attributable to common stock to estimated net income attributable to common stock and estimated diluted earnings per share attributable to common stock, the most comparable financial measures calculated in accordance with GAAP, due to the inherent difficulty and impracticability of predicting certain amounts required by GAAP with a reasonable degree of accuracy. Estimated adjusted EBITDA and estimated adjusted diluted earnings per share attributable to common stock include the impact of, among other things, amortization of intangible assets and depreciation, which may be significant and difficult to project with a reasonable degree of accuracy, as the allocation of purchase price to intangible assets and property and equipment has not yet been performed. Therefore, reconciliations of Blattner’s estimated adjusted EBITDA and estimated adjusted diluted earnings per share attributable to common stock to estimated net income attributable to common stock and estimated diluted earnings per share attributable to common stock are not available without unreasonable effort.

Cautionary Statements About Forward-Looking Statements and Information

This press release (and any oral statements regarding the subject matter of this press release) contains forward-looking statements intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements relating to expectations regarding the future financial and operational performance of Quanta or Blattner; the projected impact and benefits of Blattner on Quanta’s operating or financial results, including, among other things, estimated revenues, EBITDA, adjusted EBITDA, margins, cash flow generation and conversion, and earnings per share; expectations regarding Quanta’s or Blattner’s business or financial outlook; expectations regarding Quanta’s plans, strategies and opportunities; expectations regarding opportunities, technological developments, competitive positioning, future economic and regulatory conditions and other trends in particular markets or industries; the potential strategic benefits and synergies expected from the acquisition of Blattner; the business plans or financial condition of Quanta’s or Blattner’s customers; expected realization of remaining performance obligations and backlog; the development of and opportunities with respect to future projects, including renewable and other projects designed to support transition to a carbon-neutral economy; potential opportunities that may be indicated by bidding activity or discussions with customers or by prior projects performed for customers; trends and growth opportunities in relevant markets, including Quanta’s and Blattner’s ability to obtain future project awards; the expected value of contracts or intended contracts with Quanta’s or Blattner’s customers, as well as the scope, services, term or results of any awarded or expected projects; estimated transaction and integration costs associated with the acquisition of Blattner; Quanta’s ability to successfully integrate the operations of Blattner; the ability for the Blattner acquisition to enhance Quanta’s reputation with respect to corporate responsibility and ESG-related matters; the expected closing of, and financing sources for, the acquisition of Blattner; and expectations with respect to Quanta’s ability to reduce its debt and maintain its current credit rating; as well as other statements reflecting expectations, intentions, assumptions or beliefs about future events and other statements that do not relate strictly to historical or current facts. These forward-looking statements are not guarantees of future performance, involve or rely on a number of risks, uncertainties, and assumptions that are difficult to predict or are beyond our control, and reflect management’s beliefs and assumptions based on information available at the time the statements are made. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecasted by our forward-looking statements and that any or all of our forward-looking statements may turn out to be inaccurate or incorrect. Forward-looking statements can be affected by inaccurate assumptions and by known or unknown risks and uncertainties including, among others, market, industry, economic, financial or political conditions that are outside of the control of Quanta, including economic, energy, infrastructure and environmental policies and plans that are adopted or proposed by the U.S. federal or state governments and weakness in capital markets or the ongoing and potential impact on financial markets and worldwide economic activity of the COVID-19 pandemic and governmental responses thereto; the successful closing of the acquisition of Blattner; quarterly variations in operating results, liquidity, financial condition, cash flows, capital requirements and reinvestment opportunities, including the ongoing and potential impact to Quanta’s and Blattner’s business, operations and supply chains of the COVID-19 pandemic; the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and business and governmental responses thereto on Quanta’s and Blattner’s operations, personnel and supply chains and on commercial activity and demand across Quanta’s and Blattner’s business and their customers’ businesses, as well as the inability to predict the extent to which the COVID-19 pandemic will adversely impact the business, financial performance, results of operations, financial position, liquidity, cash flows, the prices of Quanta’s securities and achievement of Quanta’s strategic objectives; trends and growth opportunities in relevant markets, including Quanta’s and Blattner’s ability to obtain future project awards; the ability to achieve the expected benefits from the acquisition of Blattner, including the failure of the acquisition to be accretive to Quanta’s earnings or the failure of Blattner to produce anticipated financial or operational results; the inability to successfully integrate and realize synergies from the acquisition of Blattner; the potential adverse impact resulting from uncertainty surrounding the acquisition of Blattner, including the ability to retain key personnel from the acquired business and the potential increase in risks already existing in Quanta’s operations or poor performance or decline in value of the acquired business; growth outpacing Quanta’s decentralized management and infrastructure; unexpected costs or unexpected liabilities that may arise from the acquisition of Blattner; the successful negotiation, execution, performance and completion of anticipated, pending and existing contracts; loss of customers with whom Quanta or Blattner have long-standing or significant relationships; competitive dynamics, including Quanta’s or Blattner’s ability to effectively compete for new projects and market share; the future development of, and market for, renewable energy resources; the failure of existing or potential legislative actions to result in increased demand for Quanta’s and Blattner’s services; estimates and assumptions in determining Quanta’s financial results; Quanta’s ability to successfully identify, complete, integrate and realize synergies from any future acquisitions; the adverse impact of impairments of goodwill, receivables, property, equipment and other intangible assets or investments; the ability to access sufficient funding to finance desired growth and operations; inability to access capital markets on favorable terms; debt covenant compliance, interest rate fluctuations and other factors affecting financing and investing activities; downgrade of Quanta’s credit rating; and other risks and uncertainties detailed in Quanta’s Annual Report on Form 10-K for the year ended Dec. 31, 2020, Quanta’s Quarterly Reports on Form 10-Q for the quarters ended Mar. 31, 2021 and Jun. 30, 2021, and any other documents that Quanta files with the Securities and Exchange Commission (SEC). For a discussion of these risks, uncertainties and assumptions, investors are urged to refer to Quanta’s documents filed with the SEC that are available through the company’s website at www.quantaservices.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at www.sec.gov. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which are current only as of this date. Quanta does not undertake and expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Quanta further expressly disclaims any written or oral statements made by any third party regarding the subject matter of this press release.

Any financial information or projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Quanta’s and Blattner’s control. While such information and projections are necessarily speculative, Quanta and Blattner believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of financial information or projections in this communication should not be regarded as an indication that Quanta or Blattner, or their respective representatives and advisors, considered or consider the information or projections to be a reliable prediction of future events.